CORPORATE RESOLUTION

ROTHERWOOD CORPORATION
Name of Corporation

625 ADAMS ST             KANSAS CITY, KS  66105-1402
Address                       City & State

     I, the undersigned, hereby certify to the MARK TWAIN KANSAS CITY BANK SHAWNEE, KANSAS, hereinafter referred to as "Bank", that I am the Secretary of ROTHERWOOD CORPORATION a corporation duly organized and existing under the laws of the State of MINNESOTA that the following is a true copy of resolutions duly adopted by the Board of Directors of said Corporation at a
meeting duly held at the corporate offices on the 3RD   day of
FEBRUARY, 1997, at which a quorum was present throughout; and that such resolutions have not been rescinded or modified.

     WHEREAS, from time to time this corporation is in need of funds for its corporate purposes; and

     WHEREAS, the officers have arranged with the MARK TWAIN
KANSAS CITY BANK SHAWNEE, KANSAS    for said Bank to make funds
available to this corporation upon execution and delivery by authorized officers of written evidence of such loan or advance, with or without the pledging of corporate assets, all in form and substance satisfactory to said Bank;

     NOW, THEREFORE BE IT RESOLVED, that any ONE   of the listed
officers of this corporation is/are hereby authorized to borrow from time to time on account of this Corporation from said Bank upon such terms as said officers shall deem desirable, and to make and deliver notes, secured or unsecured, drafts, acceptances, agreements or obligations of this Corporation therefor and as security for any and all obligations of this Corporation to said Bank, now or hereafter existing, to pledge or assign and deliver upon such terms as said officers may deem desirable, stocks, bonds, bills receivable, accounts, merchandise, bills of lading, warehouse receipts, mortgages, insurance policies, certificates, negotiable paper, and any other property held by or belonging to the Corporation with full authority to endorse, assign and guarantee the same on behalf of the Corporation; to discount any bills receivable or any paper held or owned by the Corporation, with full power to endorse the same in the name of the Corporation; and to execute and deliver all instruments required by the Bank in connection with any of the foregoing; and

     FURTHER RESOLVED, that the Secretary or Assistant Secretary of this Corporation shall certify to said Bank the names of the persons who are at present the duly elected, and qualified officers of the Corporation and shall from time to time hereafter, as changes in the personnel of said officers are made, immediately certify such changes to the Bank, and said Bank shall be fully protected in relying on such certifications of the Secretary or Assistant Secretary and shall be indemnified and saved harmless from any claims, demands, expenses, loss or damage resulting from, or growing out of, honoring the signature of any officer so certified, or refusing to honor any signature not so certified; and

     FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recision shall have been received by said Bank, and that receipt of such notice shall not effect any action taken by the Bank prior thereto; and

     FURTHER RESOLVED, that the Secretary or Assistant Secretary be, and hereby is, authorized and directed to certify these resolutions to said Bank, and that the provisions thereof are in conformity with the Charter and the By-Laws of this Corporation.

     I FURTHER CERTIFY that the following are the names and official signatures of the present officers and authorized agents of this corporation.

     NAME           OFFICER                  SIGNATURE

_______________     PRESIDENT

_______________     VICE PRESIDENT

_______________     VICE PRESIDENT

_______________     TREASURER

_______________     SECRETARY           /s/  Sandra J. Caughey

_______________     ASS'T SECRETARY

_______________     ASS'T TREASURER

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the Seal for the Corporation this 3RD day of FEBRUARY, 1997.


(Corporate seal)                   /s/  Sandra J. Caughey
                              SECRETARY OF SAID CORPORATION

I ALSO HEREBY CERTIFY TO THE BANK THE FOREGOING.


                                   /s/  James R. Zicarelli
                              PRESIDENT OF SAID CORPORATION

Note: In case the certifying officer is authorized to act, either individually or jointly with another officer, this certificate must also be signed by a second officer, preferably one not so authorized.